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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 8, 1998


                               BELL SPORTS CORP.
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            (Exact name of registrant as specified in its charter)


   Delaware                           0-19873                 36-3671789
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)

6350 San Ignacio Avenue, San Jose, California                  95119
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (408) 574-3400

                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 5.   Other Events

     On April 8, 1998, Bell Sports Corp., a Delaware corporation (the "Company"), entered into a First Amendment (the "First Amendment") to the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 with HB Acquisition Corporation, a Delaware corporation ("HB Acquisition").

     Copies of the First Amendment and the Company's press release issued on April 8, 1998 with respect to the First Amendment are attached hereto as Exhibits 2 and 20, respectively, and each is incorporated herein by reference.



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Item 7.  Financial Statements, Pro Forma
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         Financial Information and Exhibits
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(a)  Financial statements of businesses acquired.
     --------------------------------------------
     Not applicable.

(b)  Pro forma financial information.
     --------------------------------
     Not applicable.

(c)  Exhibits.
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     The following is a list of the Exhibits filed herewith.

No.  Description
--   -----------

2 First Amendment to Agreement and Plan of Recapitalization and Merger, dated as of April 8, 1998, between HB Acquisition and the Company.

20   Press Release issued by the Company on April 8, 1998.


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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BELL SPORTS CORP.


Date: April 9, 1998                   By: Linda K. Bounds
                                          -------------------------
                                          Linda K. Bounds
                                          Senior Vice President,
                                          Chief Financial Officer,
                                          Secretary and Treasurer

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                                EXHIBIT INDEX
                                -------------

     The following is a list of the Exhibits filed herewith.

No.  Description
--   -----------

2 First Amendment to Agreement and Plan of Recapitalization and Merger, dated as of April 8, 1998, between HB Acquisition and the Company.

20   Press Release issued by the Company on April 8, 1998.